UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2003

Commission File No. 000-28715

NEOFORMA, INC.

(Exact name of the Registrant as Specified in its Charter)

Delaware	77-0424252
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3061 Zanker Rd., San Jose, CA	95134
(Address of principal executive offices)	(Zip code)

(408) 468-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 4.    Changes in Registrant’s Certifying Accountant.

On May 28, 2003, Deloitte & Touche LLP (“Deloitte”) and Neoforma, Inc. (the “Company”) ceased their client-auditor relationship. On that date, Deloitte notified the Chairman of the Audit Committee that Deloitte resigned its audit relationship with the Company.

Deloitte has not included, in any report on the Company’s financial statements, an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope, or accounting principles, with respect to the Company’s financial statements.

During the two most recent fiscal years of the Company ended December 31, 2002, and the subsequent interim period through May 28, 2003, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements.

During the two most recent fiscal years of the Company ended December 31, 2002, and the subsequent interim period through May 28, 2003, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except that Deloitte advised the Audit Committee and management that Deloitte noted a certain matter involving internal control that it considered to be a material weakness. Deloitte advised the Company that, in Deloitte’s judgment, the material weakness was the result of the Company’s lack of review for impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable or that such an asset may be obsolete.

As a result of the notification of the material weakness discussed above, the Company expanded the scope of periodic communications between the finance department and other operational departments, and expanded the formal reporting procedures, to improve the controls over the evaluation of long-lived assets for impairment.

The Company is in the process of engaging a new independent auditor to replace Deloitte. The Company has authorized Deloitte to respond fully to the inquiries of this successor independent auditor concerning the foregoing material weakness or any other matters.

The Company provided Deloitte with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Deloitte’s letter, dated June 2, 2003, stating whether it agrees with such statements.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Exhibits.

Exhibit No.	Exhibit Title
16.1	Letter addressed to the Securities and Exchange Commission, dated June 2, 2003, from Deloitte & Touche LLP regarding the statements made by the Registrant in Item 4 of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neoforma, Inc.

By:	/s/ ANDREW L. GUGGENHIME
Andrew L. Guggenhime Chief Financial Officer and Secretary

Date:  June 3, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Title
16.1	Letter addressed to the Securities and Exchange Commission, dated June 2, 2003, from Deloitte & Touche LLP regarding the statements made by the Registrant in Item 4 of this report.

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